UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 26, 2009 (February 24, 2009)

ATLANTIC AMERICAN CORPORATION
 (Exact Name of Registrant as Specified in Its Charter)

Georgia (State or Other Jurisdiction of Incorporation)	0-3722 (Commission File Number)	58-1027114 (I.R.S. Employer Identification No.)

4370 Peachtree Rd., N.E. Atlanta, Georgia (Address of Principal Executive Offices)		30319 (Zip Code)

Registrant's Telephone Number, Including Area Code: (404) 266-5500

N/A

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 26, 2009, Atlantic American Corporation (the “Company”) issued a press release announcing that, as a part of the Company’s regular succession planning, J. Mack Robinson, the Company’s Chairman of the Board of Directors, had resigned from that position effective February 24, 2009, and has assumed the role of Chairman Emeritus. In that role, he will continue to serve as a member of the Company’s Board of Directors. Hilton H. Howell, Jr., the Company’s President and Chief Executive Officer and a member of the Board of Directors, has assumed the title of Chairman of the Board of Directors.

The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits
	(d)	Exhibits.
The following exhibit is filed with this Current Report:
		Exhibit No.	Exhibit Description
		99.1	Press Release, dated February 26, 2009

SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLANTIC AMERICAN CORPORATION

/s/ John G. Sample, Jr.
By: John G. Sample, Jr. Senior Vice President and Chief Financial Officer

                          Date:   February 26, 2009

EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1	Press Release, dated February 26, 2009